                            SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to section 240.14a-11(c) or
         section 240.14a-12

                           THE RIVERFRONT FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

          1)   Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

               ----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------

          5)   Total fee paid:

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[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid: _________________________________________

          2)   Form, Schedule or Registration Statement No.: ___________________

          3)   Filing Party: ___________________________________________________

          4)   Date Filed: _____________________________________________________

                           THE RIVERFRONT FUNDS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of The Riverfront Flexible
Growth Fund, a series of The Riverfront Funds, Inc.:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of The Riverfront Flexible Growth Fund (the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), will be held on Friday, December 20, 1996, at 10:00 A.M., Eastern Daylight Savings Time, at 3435 Stelzer Road, Columbus, Ohio 43219 for the purpose of considering and acting on the following matters:

          1. To approve an amendment to the arrangements with respect to the management of the Fund such that The Provident Bank will become the sole manager of the Fund's portfolio;

          2. To approve amendments to the Company's Articles of Incorporation to reclassify the currently issued and outstanding shares of the Fund as shares of The Riverfront Balanced Fund; and

          3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         The close of business of November 1, 1996, has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting.

         All shareholders of the Fund are cordially invited to attend the Meeting in person. If you are unable to do so, please complete the enclosed proxy and return it in the enclosed envelope.

                                                 By Order of the Directors,


November 22, 1996                                James E. White, Secretary


                             YOUR VOTE IS IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                           THE RIVERFRONT FUNDS, INC.
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                 PROXY STATEMENT

                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                     OF THE RIVERFRONT FLEXIBLE GROWTH FUND

                                     GENERAL


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Riverfront Funds, Inc., a Maryland corporation (the "Company"), to be used in connection with a Special Meeting of Shareholders (the "Meeting") of The Riverfront Flexible Growth Fund (the "Fund"), a series of the Company, to be held on Friday, December 20, 1996.

         The Directors have fixed the close of business of November 1, 1996, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Investor A and Investor B shareholders of record of the Fund are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. As of the Record Date, the total number of Investor A shares of capital stock, $.001 par value, of the Fund entitled to vote at the Meeting is 1,102,612.256, and the total number of Investor B shares of capital stock, $.001 par value, of the Fund entitled to vote at the Meeting is 825,734 (the Investor A Shares and the Investor B
Shares hereinafter are collectively referred to as the "Shares").

         Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by management proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a management proxy, the shareholder giving such proxy must either submit to the Company a subsequently dated proxy, deliver to the Company a written notice of revocation or otherwise give notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the management proxy.

         The mailing address of the principal executive offices of the Company is: 3435 Stelzer Road, Columbus, Ohio 43219. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders is on or about November 22, 1996.

         In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's Shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

        Management knows of no business which will be presented for consideration other than that set forth in Proposals 1 and 2 of the Notice of Special Meeting of shareholders. If any other matters are properly presented, it is the intention of the persons named as proxy to vote the proxies in accordance with their judgment on such matters.

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, AND SEMI-ANNUAL REPORT TO SHAREHOLDERS SUCCEEDING SUCH ANNUAL REPORT, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE COMPANY AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 424-2295. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

           PROPOSAL I -- AMENDMENT TO INVESTMENT ADVISORY ARRANGEMENTS

CURRENT AGREEMENTS

         The Provident Bank, an Ohio banking corporation ("Provident"), One East Fourth Street, Cincinnati, Ohio 45202, serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated as of August 1, 1994, as amended as of August 15, 1995 (the "Investment Advisory Agreement"). Pursuant to the terms of the Investment Advisory Agreement, Provident is responsible for managing, or providing for the management of, the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives, fundamental policies and restrictions as set forth in the Fund's most recent Prospectus and Statement of Additional Information. The Investment Advisory Agreement as presently in effect with respect to the Fund was initially approved by the Company's Board of Directors on June 8, 1994, was again reviewed and approved by the Board of Directors on November 17, 1995, was most recently approved, including the proposed amendments described below, by the Board on October 21, 1996 and November 15, 1996, and was initially approved by the sole initial shareholder of the Fund on August 31, 1994.

         Pursuant to the terms of the Investment Advisory Agreement, Provident entered into a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with James Investment Research, Inc., 1349 Fairground Road, Beavercreek, Ohio 45385 ("JIR"). Pursuant to the terms of the Sub-Advisory Agreement, Provident retained JIR to manage the day-to-day investment and reinvestment of the assets of the Fund, subject to the direction and control of the Company's Board of Directors, and Provident has been responsible for selecting and monitoring JIR and reporting the activities of JIR to the Company's Board of Directors. The Sub-Advisory Agreement was initially approved by the Company's Board of Directors on June 8, 1994, was again reviewed and approved by the Board of Directors on November 17, 1995, and was approved by the sole initial shareholder of the Fund on August 31, 1994.

         Neither the Investment Advisory Agreement nor the Sub-Advisory Agreement has since been submitted to shareholders of the Fund for their approval.

         For services rendered and expenses assumed under the Investment Advisory Agreement, Provident receives a fee computed daily and paid monthly based on an annual rate of 0.90% of the Fund's average daily net assets. For services rendered and expenses assumed under the terms of the Sub-Advisory Agreement, JIR receives a fee from Provident, computed daily and paid monthly, based on an annual rate of 0.50% of the Fund's average daily net assets. For the fiscal year ended December 31, 1995, the Company, on behalf of the Fund, incurred $76,231 in investment advisory fees, of which $25,332 (total fees of $50,899 less voluntary fee reduction of $25,567) was retained by Provident and $25,332 was paid by Provident to JIR as sub-investment adviser.

         In addition to serving as investment adviser, Provident has entered into an Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement with the Company dated August 1, 1994, as amended as of July 6, 1995 (the "Custodian Agreement"), to provide custody and certain fund accounting services to the Company's portfolios, including the Fund. Under the Custodian Agreement, Provident receives an annual fee from the Fund, computed daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. Provident as custodian is responsible for safeguarding all securities and cash of the Fund. For the year ended December 31, 1995, the Fund incurred $12,666 for such custody and fund accounting services.

         Provident also provides or arranges for the provision of transfer agency services for the Fund. Under the Master Transfer and Recordkeeping Agreement, Provident receives from the Fund for transfer agency services a fee equal to the sum of (i) a fee, computed daily and paid monthly at the annual rate of 0.04% of the average daily net asset value of the Fund's Investor A shares and (ii) a $20,000 annual fee plus $25 per shareholder account and certain other fees and out-of-pocket expenses attributable to the Fund's Investor B shares. Pursuant to a Sub- Transfer Agency Agreement dated as of January 1, 1995, between Provident and BISYS Fund Services Ohio, Inc. ("BISYS"), an affiliate of BISYS Fund Services Limited Partnership, the Fund's distributor and administrator, BISYS provides sub-transfer agency services for the Investor B shares of the Fund. For such services, BISYS receives from Provident an annual fee of $20,000 plus $25 per Investor B shareholder account and certain other fixed fees and out-of-pocket expenses. For the year ended December 31, 1995, the Fund incurred $22,857 for Provident's services as transfer agent, of which $11,661 was paid by Provident to BISYS pursuant to the Sub-Transfer Agency Agreement.

         It is anticipated that these services, except the sub-transfer agency services of BISYS, will continue to be provided whether or not the amendment to the investment advisory arrangements is approved by shareholders. It is anticipated that on or about January 1, 1997, the Sub-Transfer Agency Agreement will be terminated, that Provident will assume all transfer agency services for the Investor B shares as well as for the Investor A shares and that the fees charged in connection with such services will be modified and increased.

         The Investment Advisory Agreement and the Sub-Advisory Agreement by their respective terms each continue in effect for successive one-year periods ending December 31st of each year only so long as (1) such continuance is specifically approved at least annually by the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund, and (2) such renewal has been approved by the vote of a majority of Directors of the Company who are not "interested persons," as that term is defined by the Investment Company Act of 1940 (the "1940 Act"), of any party to the Investment Advisory Agreement or the Sub-Advisory Agreement, respectively, cast in person at a meeting called for the purpose of voting on such approval. Any liability of Provident or JIR under their respective Agreements is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement. Neither the Investment Advisory Agreement nor the Sub-Advisory Agreement is assignable and each may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the shareholders of the Fund.

INFORMATION REGARDING PROVIDENT AND JIR

         Provident is a wholly owned subsidiary of Provident Bancorp, Inc. ("PBI"), a publicly held bank holding company located in Cincinnati, Ohio with approximately $6.2 billion in consolidated assets as of December 31, 1995. PBI's address is One East Fourth Street, Cincinnati, Ohio 45202. The following are the persons known to the Company who own beneficially more than 5% of the outstanding voting shares of PBI: Carl E. Lindner - 5.0%; Robert D. Lindner - 6.2%; S. Craig Lindner - 5.4%; Keith E. Lindner - 5.3%; Carl H. Lindner, III
- 5.2%; American Financial Group, Inc., which may be deemed to be controlled by the foregoing persons - 16.4%; and Lou Ann Flint - 8.4%. The business address for such persons, other than Robert D. Lindner and Lou Ann Flint, is One East Fourth Street, Cincinnati, Ohio 45202. The address for Robert D. Lindner is 3955 Montgomery Road, Cincinnati, Ohio 45212, and for Ms. Flint, 49 East Fourath Street, Cincinnati, Ohio 45202. Such persons may be considered controlling persons of PBI and therefore of Provident. Through offices in Ohio and Kentucky, PBI and its subsidiaries provide a broad range of financial services to individuals and businesses.

         In September 1995, the Company, pursuant to an Agreement and Plan of Reorganization and Liquidation, acquired all of the assets and liabilities of the six separate funds (the "Acquired Funds") of MIM Mutual Funds, Inc. ("MIM") (the "Reorganization"). The Reorganization was contingent upon the acquisition of Mathematical Investing Management, Inc. ("Management"), by a subsidiary of PBI (the "MIS Acquisition"). Management was the parent corporation of Mathematical Investing Systems, Inc., the former investment adviser of the Acquired Funds. In connection with the MIS Acquisition, Harvey M. Salkin, a major shareholder and officer of Management and former director of MIM, received shares of voting stock of PBI. Dr. Salkin has since become a director of the Company and is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act, because of his ownership of shares in PBI. Dr. Salkin owns less than 1% of the outstanding voting securities of PBI.

         The name, address and principal occupation of the principal executive officer and each director of Provident are as follows:


                        Position with             Principal Occupation
Name                    Provident                 and Business Address(1)
----                    ---------                 -----------------------

Allen L. Davis           Director, President       President and Chief Executive
                         and Chief Executive       Officer of Provident.
                         Officer

Jack M. Cook             Director                  President and Chief Executive
                                                   Officer, Christ Hospital, 2139
                                                   Auburn, Cincinnati, Ohio 45219.

Thomas D. Grote, Jr.     Director                  President of Thomas J. Dyer
                                                   Company, 200 Mechanical
                                                   Enterprise Building, 5240 Lester
                                                   Road, Cincinnati, Ohio 45213-
                                                   2586.

S. Paul Mathews          Director                  Attorney, President of Mathews
                                                   & Mathews Co., LPA, 4557
                                                   Montgomery Road, Room 206,
                                                   Cincinnati, Ohio 45212.

Philip R. Myers          Director and Senior Vice  Senior Executive Vice President
                         President                 of Provident.


Joseph A. Pedoto         Director                  President, JLM Financial, Inc.
                                                   (financial consulting firm), 49
                                                   East Fourth Street, Suite 521,
                                                   Cincinnati, Ohio 45202; prior
                                                   thereto, Executive Vice
                                                   President, United Dairy
                                                   Farmers, Inc.

Sidney A. Peerless, M.D. Director                  Physician, ENT Associates of
                                                   Cincinnati, 3131 Harvey
                                                   Avenue, Suite 201, Cincinnati,
                                                   Ohio 45229.

Joseph A. Steger, Ph.D.  Director                  President, University of
                                                   Cincinnati, Administrative
                                                   Building, Room 206, Cincinnati,
                                                   Ohio 45221-0063.

-----------------
(1) Unless otherwise noted, the business address for each Director is One East Fourth Street, Cincinnati, Ohio 45202


     JIR is owned by Frank E. James, Ph.D., who established it in 1972. JIR provides advice to institutional as well as individual clients, including NYSE listed companies, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals. The principal executive officers and directors of JIR are Frank E. James, Ph.D. -- President and Director; Barry R. James -- Vice President; Suzie Smith -- Treasurer; Francis E. James III -- Vice President; Ann Marie Shaw -- Vice President Operations; Jerome G. Peppers -- Director; and Robert G. Hawkins -- Director.

PORTFOLIO TRANSACTIONS

     Under the Investment Advisory Agreement, Provident, under policies established by the Board of Directors, will select broker-dealers to execute transactions for the Fund. It is the policy of the Company, in effecting transactions in portfolio securities, to seek best execution of and best price for orders. The determination of what may constitute best execution and price in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the breadth of the market where executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Board of Directors in determining the overall reasonableness of brokerage commissions paid. In determining best execution and selecting brokers to execute transactions, Provident may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information provided to the Fund or to any other account over which Provident exercises investment discretion. Provident is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing the Fund's transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, Provident determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to the Fund or to Provident is considered to be in addition to and not in lieu of services required to be performed by Provident under the Investment Advisory Agreement. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Fund and other clients of Provident who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, Provident is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Provident does follow such a practice, it will do so on a basis which is fair and equitable to the Company and the Fund.

     Provident may direct from time to time some brokerage transactions for the Fund to Provident Securities Investor, Inc., an affiliate of Provident, in accordance with the provisions of section 17(e) of the 1940 Act. For the fiscal year ended December 31, 1995, the total amount of brokerage transactions directed and commissions paid to Provident Securities Investor, Inc. under such arrangements were $821,764.50 and $6,265, respectively. Such commissions were 11.75% of the total commissions paid by the Fund.

REASONS FOR THE PROPOSED CHANGES

         Provident, in its position as investment adviser, is responsible for reporting to the Company's Board of Directors on the activities and performance of the Fund. As such, Provident has determined that based upon the performance of the Fund since its inception that it would be in the best interests of the Fund's shareholders to terminate the Sub-Advisory Agreement with JIR. To replace the services provided by JIR, Provident has proposed to the Board of Directors, and now to the Fund's shareholders, that Provident be appointed to manage the day-to-day investment and reinvestment of the Fund's assets. In connection with its proposal to manage directly the Fund's assets, Provident has agreed to continue under the terms of the Investment Advisory Agreement and has proposed that it retain the full advisory fee payable by the Fund under the Investment Advisory Agreement.

         The Board of Directors in making its determination to approve the amendment to the investment advisory arrangements for the Fund considered, as more fully described below, the past performance of the Fund, the level and quality of services provided by Provident and by JIR, comparative expense and performance information and the current investment advisory fees paid by funds similar in size and investment objective to the Fund. In making such determinations, the Board of Directors determined that such amendment to the investment advisory arrangements is in the best interests of the Fund and its shareholders.

         A copy of the current Investment Advisory Agreement is attached hereto as Exhibit A. If shareholders approve the appointment of Provident to be responsible for the direct day-to-day management of the Fund's portfolio, the terms and provisions of the Investment Advisory Agreement as they relate to the Fund would not be changed (except to reflect the change in the name of the Funds as described below for Proposal 2). However, in the opinion of the Staff of the Securities and Exchange Commission, section 15 of the 1940 Act requires the approval by shareholders of a mutual fund of any material change in the responsibilities between an investment adviser and a sub-investment adviser regardless of whether there is any change in the fees charged to the mutual fund.

         The proposed change to the investment advisory arrangements has been unanimously approved by the Company's Board of Directors, including a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, at the meetings held on October 21, 1996 and November 15, 1996, and is being submitted to the shareholders of the Fund for approval at the Meeting.

         As described above, for the year ended December 31, 1995, Provident earned $76,231 in investment advisory fees for its services to the Fund, of which $25,332 was paid to JIR for its services as sub-investment adviser and $25,567 was voluntarily reduced by Provident. If the proposed investment advisory arrangement had been in place for the year ended December 31, 1995, Provident would have earned and retained $76,231.

         The Board of Directors, in approving the amendment to the investment advisory arrangements, considered written material and information presented at their October 21st and November 15th board meetings. Specifically, the Directors considered the following factors, among others: (1) the nature, scope and quality of the services provided by Provident and JIR, (2) the performance of the Fund since its inception, (3) costs incurred and revenues generated by Provident in rendering such services, (4) Provident's net pre-tax profits from its mutual fund activities, (5) the compensation paid to investment advisers of mutual funds with similar investment objectives and policies and asset sizes,
(6) the quality of personnel at Provident, and (7) comparative expense and performance information.

         In reaching its conclusion to approve the proposed amendment to the investment advisory arrangements for the Fund, the Board recognized that terminating the Sub-Advisory Agreement and retaining Provident to manage the Fund directly was in the best interests of shareholders.

         Approval of the amendment to the investment advisory arrangements with respect to the Fund requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding votes of the Fund present at such meeting, if holders of more than 50% of the Shares are present or represented by proxy, or
(b) more than 50% of the Shares of the Fund. If the amendment to the investment advisory arrangements is not approved, the Directors will be required to consider other alternatives, including retaining another sub-investment adviser.

         THE DIRECTORS RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1.

         PROPOSAL 2 -- AMENDMENTS TO ARTICLES OF INCORPORATION


         Amendments to the Company's Articles of Incorporation are necessary to reclassify the Shares of the Fund from those of "The Riverfront Flexible Growth Fund" to those of "The Riverfront Balanced Fund." The Amendments are proposed to be made to ARTICLE VI of the Company's Articles of Incorporation and are attached hereto as Exhibit B. The purpose of the proposed change in the Fund's name is to make it clearer to shareholders and potential investors the nature of the Fund as a "balanced" fund as opposed to a fund that invests primarily in common stocks which could be suggested from the word "growth." It is not intended that the change to the Fund's name will have a material effect on the investment objectives, policies or procedures of the Fund. However, it is the position of the Staff of the U.S. Securities and Exchange Commission that a fund that holds itself out as a "balanced" fund must maintain at least 25% of the value of its assets in fixed income senior securities. While the Fund's investment policies as stated in its current prospectus state that the Fund expects to invest at least 15% of its total assets in such securities, since commencement of the Fund's operations to the date of this Proxy Statement, the Fund has had more than 25% of its assets invested in fixed income senior securities.

         Under Maryland law and the Company's Articles of Incorporation, the affirmative vote of a majority of the outstanding Shares of the Fund entitled to vote at the meeting of shareholders is required to adopt the amendments to the Articles of Incorporation described above. If the amendments to the Company's Articles of Incorporation are not approved by Shareholders, the Company will continue to offer only Shares of The Riverfront Flexible Growth Fund.

             THE DIRECTORS RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.

             FURTHER INFORMATION REGARDING THE COMPANY

DISTRIBUTOR AND ADMINISTRATOR

         BISYS Fund Services Limited Partnership ("BISYS L.P.") serves as the principal underwriter of Shares of the Fund pursuant to a Distribution Agreement with the Company. In its capacity as principal underwriter, BISYS L.P. is available to receive purchase orders and redemption requests relating to Shares of the Fund. BISYS L.P. also serves as administrator of the Fund pursuant to an Administration Agreement with the Company. BISYS L.P.'s address is 3435 Stelzer Road, Columbus, Ohio 43219.

         The sole general partner of BISYS L.P. is BISYS Fund Services, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219, and its sole limited partner is WC Subsidiary Corporation, whose address is 150 Clove Road, Little Falls, New Jersey 07424. BISYS Fund Services, Inc. and WC Subsidiary Corporation are both wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly held corporation.

        BISYS L.P. receives no compensation under its Distribution Agreement with the Company, but may retain some or all of any sales charge imposed upon the sale of Shares and may receive compensation under the Investor A and Investor B Distribution and Shareholder Service Plans adopted by each Fund (collectively, the "Plans"). Pursuant to the Plans, the Fund may bear some of the costs of selling its Shares under a Plan adopted pursuant to rule 12b-1 under the 1940 Act. Under the Plans, the Fund is authorized to pay BISYS L.P. for payments it makes to banks, including the Adviser, other institutions and broker-dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. Payments to such institutions may be made pursuant to agreements entered into with BISYS L.P. As authorized by the Plans, BISYS L.P. has entered into a Dealer Agreement with Provident Securities & Investment Company, an affiliate of Provident ("PSI"), to provide certain distribution and shareholder services in connection with the distribution of the Shares of the Fund. In consideration of such services BISYS L.P. has agreed to pay PSI a monthly fee, computed at the annual rate of (i) .25% of the average aggregate net asset value of Investor A shares and (ii) .75% of the average aggregate net asset value of Investor B shares, held during the period in accounts for which PSI provided services under such Dealer Agreement. BISYS L.P. is compensated by the Fund in an amount equal to its payments to PSI under the Dealer Agreement. For the fiscal year ended December 31, 1995, PSI received from BISYS L.P., with respect to Investor A shares of the Fund, $_________, and, with respect to the Fund's Investor B shares, $_________, pursuant to the terms of the Dealer Agreement.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain information as of November 1, 1996, for The Riverfront U.S. Government Securities Money Market Fund (the "Money Market Fund"), The Riverfront U.S. Government Income Fund (the "U.S. Government Income Fund"), The Riverfront Income Equity Fund (the "Income Equity Fund"), The Riverfront Ohio Tax-Free Bond Fund (the "Tax-Free Bond Fund"), The Riverfront Stock Appreciation Fund (the "Stock Appreciation Fund") and the Fund, each a separate portfolio of the Company, with respect to each person or group known by the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding voting securities:

                                                  AMOUNT AND
                                                  ----------
                         NAME AND ADDRESS OF      NATURE OF THE               PERCENT
                         -------------------      -------------               -------
TITLE OF CLASS           BENEFICIAL OWNER         BENEFICIAL OWNERSHIP        OF CLASS
--------------           ----------------         --------------------        --------
Investor A Shares of     The Provident Bank         123,139,921.310(1)          68.14%
the Money Market         One East Fourth St.
Fund                     Cincinnati, OH 45202


                       BHC Securities, Inc.           43,856,634.670 (2)       24.27%
                       One Commerce Square
                       2005 Market Street
                       Suite 1200
                       Philadelphia, PA 19103

Investor A Shares of   The Provident Bank              2,515,059.548           69.85%
the U.S. Government    One East Fourth St.
Income Fund            Cincinnati, OH 45202

                       The Provident Bank Trust          508,983.029           14.14%
                       Department Employee
                       Benefit Plan
                       3 East Fourth St.
                       Cincinnati, OH 45207

                       The Provident Bank Trust          268,456.484 (1)        7.46%
                       Department
                       3 East Fourth Street
                       Cincinnati, OH 45202

Investor B Shares of   The Fifth Third Bank                23,513.000          19.78%
the U.S. Government    FBO Cincinnati
Income Fund            Institute of Fine Arts
                       P.O. Box 63074
                       Cincinnati, OH 45263

Investor A Shares of   The Chase Manhattan Bank         2,202,847.654          41.25%
the Income Equity      as Trustee for The General
Fund                   Cable Corporation
                       4 Tesseneer Drive
                       Highland Heights, KY
                       41076

                       The Provident Bank Trust           412,459.981           7.72%
                       Department Employee
                       Benefit Plan
                       3 East Fourth St.
                       Cincinnati, OH 45207




                       BHC Securities, Inc.           1,343,002.840 (2)         25.15%
                       One Commerce Square
                       2005 Market Street
                       Suite 1200
                       Philadelphia, PA 19103

Investor A Shares of   The Provident Bank             1,000,000.000 (1)         97.33%
the Tax-Free Bond      One East Fourth St.
Fund                   Cincinnati, OH 45202

Investor B Shares of   BHC Securities, Inc.                  55,274 (1)         73.88%
the Tax-Free Bond      One Commerce Square
Fund                   2005 Market Street
                       Suite 1200
                       Philadelphia, PA 19103

Investor B Shares of   BHC Securities, Inc.                  17,794 (2)         26.88%
the Stock              One Commerce Square
Appreciation Fund      2005 Market Street
                       Suite 1200
                       Philadelphia, PA 19103

Investor A Shares of   Provident Bank TTEE               92,997.076              8.36%
the Fund               FBO Provident Bancorp
                       401K Equity
                       3 East Fourth Street
                       Cincinnati, OH 45202

                       The Provident Bank Trust         162,273.774             14.72%
                       Department Employee
                       Benefit Plan
                       3 East Fourth St.
                       Cincinnati, OH 45207



                       The Provident Bank              65,033.634          5.90%
                       FBO Trustmark 401(K)
                       P.O. Box 691198
                       Cincinnati, OH 45202

                       James Investment Research,      80,565.869          7.31%
                       Inc. Pension and Profit
                       Sharing Plan
                       P.O. Box 8
                       Alpha, Ohio 45301

                       BHC Securities, Inc.           487,621.369 (2)     44.22%
                       One Commerce Square
                       2005 Market Street
                       Suite 1200
                       Philadelphia, PA 19103

(1) The designated beneficial owner possesses on behalf of its underlying accounts voting or investment power with respect to these shares.

(2) BHC Securities, Inc. holds these securities as record owner for various underlying beneficial owners.



         As of November 1, 1996, the Directors and officers of the Company as a group owned beneficially fewer than 1% of the outstanding Shares of the Company or of any of its portfolios.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Company at its principal office a reasonable time before the Company's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Company's Proxy Statement and form or forms of Proxy relating to such meeting.

                             ADDITIONAL INFORMATION

         With respect to the actions to be taken by the shareholders of the Company on the matters described in this Proxy Statement, (i) the presence in person or by proxy of shareholders entitled to cast one-third of the shares of capital stock of the Company entitled to be cast at the Meeting shall constitute a quorum for purposes of voting upon such matters at the Meeting, provided that no action required by law or the Company's Articles of Incorporation to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions and broker non-votes, as described below, shall be treated as votes present for purposes of determining whether a quorum exists, and for purposes of determining whether an issue has been approved, abstentions and broker non-votes are treated as against votes. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner. The Fund will bear all costs in connection with the solicitation of proxies from shareholders of the Fund.

                                                       By Order of the Directors

November 22, 1996                                      James E. White, Secretary

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT


         This Agreement is made as of the 1st day of August, 1994 between The Riverfront Funds, Inc., a Maryland corporation (the "Company"), and The Provident Bank, an Ohio banking corporation (the "Investment Adviser").

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Company has previously retained the Investment Adviser to manage the Company's investment portfolios and now desires to restate the terms and conditions upon which it will retain the Investment Adviser to provide, or arrange for the provision of, investment advisory services to one or more investment portfolios of the Company (the "Portfolios"), and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws (including the Glass-Steagall Act); and

         WHEREAS, the Investment Adviser is engaged in the business of rendering investment advisory services to the Company and to others and desires to provide the services described herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Company and the Investment Adviser hereby agree as follows:

         1. APPOINTMENT. The Company hereby appoints the Investment Adviser to act as investment adviser to the Portfolios identified on Schedule A hereto for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

         2. DELIVERY OF DOCUMENTS. The Company has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

               (a) the Company's Articles of Incorporation, as amended to date (the "Articles");

               (b) the Company's By-Laws and amendments thereto;

               (c) resolutions of the Company's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

               (d) Post-Effective Amendment No. 7 to the Company's Registration Statement on Form N-1A filed under the Securities Act of 1933, as amended ("1933 Act") (File

          No. 33-34154), and under the 1940 Act, as filed with the Securities and Exchange Commission; and

               (e) each Portfolio's most recent Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

         The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. MANAGEMENT. Subject to the supervision of the Company's Board of Directors, the Investment Adviser will provide, or arrange for the provision of, a continuous investment program for each of the Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolios. The Investment Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Portfolios and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Portfolios, of orders for the execution of portfolio transactions with or through such brokers or dealers as it may select. The Investment Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with each of the Portfolios' investment objectives, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors.

         Subject to the provisions of this Agreement, the Articles and the 1940 Act, the Investment Adviser directly and indirectly may select and enter into contracts with one or more qualified investment advisers ("Sub-Advisers") to provide to the Company some or all of the services required by this Agreement. With respect to any such appointment by the Investment Adviser of any of the Sub-Advisers, the Investment Adviser will, as appropriate:

          (a) advise the Sub-Advisers with respect to economic conditions and trends;

          (b) assist Sub-Advisers with the placement of orders for the purchase and sale of securities;

          (c) assist and consult with the Sub-Advisers in connection with the Portfolios' continuous investment programs; and

          (d) periodically review, evaluate and report to the Company's Board of Directors with respect to the performance of the Sub-Advisers.

         In fulfilling its responsibilities hereunder, the Investment Adviser agrees that it will, or, with respect to services provided to the Company by any of the Sub-Advisers appointed by the Investment Adviser, that it will require that each of the Sub-Advisers:

               (a) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

               (b) conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement (or any applicable sub-investment advisory agreement) in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser or Sub-Advisers;

               (c) not make loans to any person to purchase or carry shares of capital stock in the Company or make loans to the Company;

               (d) place orders pursuant to investment determinations for the Company either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain, or require that each of the Sub-Advisers obtain, prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the Investment Adviser or any of the Sub-Advisers shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the Investment Adviser and any of the Sub-Advisers may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolios and/or other accounts over which the Investment Adviser or any of the Sub-Advisers or any of their respective affiliates exercises investment discretion. Subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, the Investment Adviser and any of the Sub-Advisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser or Sub-Advisers determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser or Sub-Advisers with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to The Winsbury Company, the Investment Adviser or any Sub-Adviser, or any affiliated person of the Company, except as may be permitted by the 1940 Act;

                  (e) maintain all books and records with respect to the Company's securities transactions and will furnish the Company's Board of Directors such periodic and special reports as the Board reasonably may request;

                  (f) treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except that, subject to prompt notification of the Company, the Investment Adviser and any of the Sub-Advisers may divulge such information to duly constituted authorities, or when so requested by the Company, PROVIDED, HOWEVER, that nothing contained herein shall prohibit the Investment Adviser or any of the Sub-Advisers from advertising or soliciting the public generally with respect to other products or services regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Funds; and

                  (g) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Company, the Investment Adviser's or Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Company's account are customers of the Investment Adviser or Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Investment Adviser or Sub-Adviser and their respective parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Company.

         4. SERVICES NOT EXCLUSIVE. The services furnished by the Investment Adviser and any Sub-Adviser hereunder are not to be deemed exclusive, and the Investment Adviser and any Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement or any sub-advisory agreement are not impaired thereby. It is understood that the action taken by the Investment Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Investment Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Investment Adviser at the same time or at the same price.

         5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records, if any, which it maintains for the Company are the property of the Company and further agrees to surrender promptly, and to require each of the Sub-Advisers to surrender promptly, to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve, and to require each of the Sub-Advisers to preserve, for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses, including, as applicable, the compensation of any Sub-Advisers directly appointed by it, incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

         7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each of the Portfolios will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee set forth on Schedule A hereto. Each of the Portfolios' obligations to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in that Portfolio. Except as permitted by applicable law, the Investment Adviser shall not be compensated on the basis of a share of capital gains upon or capital appreciation of any of the Portfolios or any portion thereof.

         If in any fiscal year the aggregate expenses of any of the Portfolios (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Portfolio for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Portfolio to the Investment Adviser hereunder to the aggregate fees otherwise payable by the Portfolio to the Investment Adviser hereunder and to The Winsbury Company under the Administration Agreement between The Winsbury Company and the Company. The obligation of the Investment Adviser to reimburse the Portfolios hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, PROVIDED, HOWEVER, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Portfolios for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Company so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

         8. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Investment Adviser, who may be or become an officer, trustee, Director, employee or agent of the Company, shall be deemed, when rendering services to the Company or acting on any business of the Company (other than services or business in connection with the Investment Adviser's duties hereunder or under any other agreements between the Investment Adviser and the Company), to be rendering such services to or acting solely for the Company and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Investment Adviser even though paid by it. The Company agrees to indemnify and hold the Investment Adviser harmless from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the 1934 Act, the 1940 Act and any state and foreign securities and blue sky laws, as amended from time to time) and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly from any action or thing which the Investment Adviser takes or does or omits to take or do hereunder; provided that the Investment Adviser shall not be indemnified against any liability to the Company or to its shareholders (or any expenses incident to such liability) arising out of a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under this Agreement.

         9. COMPLIANCE WITH ORDER. The Investment Adviser agrees that it will comply with and be bound by the terms of the Order under Section 6(c) of the 1940 Act, Release No. 19949, December 13, 1993 (the "Order"), insofar as the Order imposes obligations upon an investment adviser to a fund offering class shares under the authority of the Order and for so long as compliance with the Order is required by the 1940 Act.

         10. DURATION AND TERMINATION. This Agreement will become effective as to a particular Portfolio as of the date first written above (or, if a particular Portfolio is not in existence on that date, on the date a registration statement relative to that Portfolio becomes effective with the Securities and Exchange Commission and Schedule A hereto is amended to add such Portfolio thereto), provided that it shall have been approved by a vote of a majority of the outstanding voting securities of such Portfolio, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until December 31, 1995.

         Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Portfolio for successive periods of one year each ending on December 31 of each year, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Directors or by the vote of a majority of all votes attributable to the outstanding Shares of such Portfolio. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Portfolio at any time on sixty days' written notice, without the payment of any penalty, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. No assignment of this Agreement shall be made by the Investment Adviser without the consent of the Board of Directors of the Company. (As used in this Agreement, the terms "majority of the outstanding voting securities, "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

         11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Ohio.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     THE RIVERFRONT FUNDS, INC.


                                                     By  /s/ William C. Buckham
                                                       -------------------------
                                                     Title  Vice President
                                                          ----------------------

                                                     THE PROVIDENT BANK


                                                     By  /s/ A. David Davis
                                                       -------------------------
                                                     Title  Vice President
                                                          ----------------------

                                                          Dated: August 15, 1995


                                   SCHEDULE A
                      to the Investment Advisory Agreement
                     between The Riverfront Funds, Inc. and
                               The Provident Bank

Name of Portfolio          Compensation                       Date
-----------------          ------------                       ----

The Riverfront U.S.        Annual rate of 0.15%               August 1, 1994
Government Securities      of the average daily
Money Market Fund          net assets of such Portfolio

The Riverfront U.S.        Annual rate of 0.40% of            August 1, 1994
Government Income          the average daily net
Fund                       assets of such Portfolio

The Riverfront Income      Annual rate of 0.95% of            August 15, 1995
Equity Fund                the average daily net
                           assets of such Portfolio

The Riverfront             Annual rate of 0.90% of            August 1, 1994
Flexible Growth Fund       the average daily net
                           assets of such Portfolio

The Riverfront Ohio Tax    Annual rate of 0.50% of            August 1, 1994
Free Bond Fund             the average daily net
                           assets of such Portfolio

The Riverfront Stock       Annual rate of 0.80% of            July 6, 1995
Appreciation Fund          the average daily net
                           assets of such Portfolio

                                           THE RIVERFRONT FUNDS, INC.

                                           By /s/ Walter B. Grimm
                                             ---------------------------------
                                           Title Vice President & Secy.
                                                ------------------------------
                                           THE PROVIDENT BANK

                                        By /s/ Drew T. Kagan
                                          ----------------------------------
                                           Title Senior Vice President
                                                ------------------------------

--------------
All fees are computed daily and paid monthly.

                                                                       EXHIBIT B

                  RESOLVED, That the Articles of Incorporation of the Corporation be and they hereby are amended as follows:

                  ARTICLE VI, Section (a) of the Articles of Incorporation is hereby amended by deleting the following language:

                  (a) The total number of shares of capital stock which the Corporation shall have the authority to issue is Three Billion (3,000,000,000) shares of the par value of $.001 per share. There shall initially be four series of shares, designated as "The Riverfront Ohio Tax-Free Bond Fund," consisting of Two Hundred Fifty Million (250,000,000) shares, "The Riverfront U.S. Government Income Fund," consisting of Two Hundred Fifty Million (250,000,000) shares, "The Riverfront Income Equity Fund," consisting of Two Hundred Fifty Million (250,000,000) shares, "The Riverfront U.S. Government Securities Money Market Fund," consisting of Seven Hundred Fifty Million (750,000,000) shares, and additional series designated as "The Riverfront Flexible Growth Fund," consisting of Two Hundred Fifty Million (250,000,000) shares and "The Riverfront Stock Appreciation Fund," consisting of Two Hundred Fifty Million (250,000,000) shares (such series and any further series of shares from time to time created by the Board of Directors being referred to individually herein as a "series"). The Board of Directors of the Corporation is hereby empowered to increase or decrease, from time to time, the total number of shares of capital stock of any class or series that the Corporation shall have authority to issue without any action by the shareholders, but the number of shares of any class or series shall not be decreased by the Board of Directors below the number of shares then outstanding.

                  and inserting in lieu thereof the following language:

                  (a) The total number of shares of capital stock which the Corporation shall have the authority to issue is Three Billion (3,000,000,000) shares of the par value of $.001 per share. There shall initially be four series of shares, designated as "The Riverfront Ohio Tax-Free Bond Fund," consisting of Two Hundred Fifty Million (250,000,000) shares, "The Riverfront U.S. Government Income Fund," consisting of Two Hundred Fifty Million (250,000,000) shares, "The Riverfront Income Equity Fund," consisting of Two Hundred Fifty Million (250,000,000) shares, "The Riverfront U.S. Government Securities Money Market Fund," consisting of Seven Hundred Fifty Million (750,000,000) shares, and additional series designated as "The Riverfront Flexible Growth Fund," consisting of Two Hundred Fifty Million (250,000,000) shares, and "The Riverfront Stock Appreciation Fund," consisting of Two Hundred Fifty Million (250,000,000) shares, and "The Riverfront Large Company Select

                  Fund," consisting of Two Hundred Fifty Million (250,000,000) shares (such series and any further series of shares from time to time created by the Board of Directors being referred to individually herein as a "series"). The Board of Directors of the Corporation is hereby empowered to increase or decrease, from time to time, the total number of shares of capital stock of any class or series that the Corporation shall have authority to issue without any action by the shareholders, but the number of shares of any class or series shall not be decreased by the Board of Directors below the number of shares then outstanding.

                  ARTICLE VI of the Articles of Incorporation is hereby further amended by deleting the following language:

                  (f) On the effective date of the amendment to this Article, One Hundred Twenty-Five Million (125,000,000) shares of each of The Riverfront Ohio Tax-Free Bond Fund series, The Riverfront U.S. Government Income Fund series, The Riverfront Income Equity Fund series, The Riverfront Flexible Growth Fund series and The Riverfront Stock Appreciation Fund series, and Seven Hundred Fifty Million (750,000,000) shares of The Riverfront U.S. Government Securities Money Market Fund series, are hereby designated as a class of shares called Investor A Shares and One Hundred Twenty-Five Million (125,000,000) shares of each of The Riverfront Ohio Tax-Free Bond Fund series, The Riverfront U.S. Government Income Fund series, The Riverfront Income Equity Fund series, The Riverfront Flexible Growth Fund series and The Riverfront Stock Appreciation Fund series, and no shares of The Riverfront U.S. Government Securities Money Market Fund series, are hereby further designated as a class of shares called Investor B shares. The Investor A Shares and Investor B Shares represent interests in the same investment portfolio of each series. Investor A Shares and Investor B Shares shall be subject to all provisions of Article SIXTH hereof relating to the capital stock of the Corporation generally and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, except as follows:

                  and inserting in lieu thereof the following language:

                  (f) One Hundred Twenty-Five Million (125,000,000) shares of each of The Riverfront Ohio Tax-Free Bond Fund series, The Riverfront U.S. Government Income Fund series, The Riverfront Income Equity Fund series, The Riverfront Flexible Growth Fund series, The Riverfront Stock Appreciation Fund series and The Riverfront Large Company Select Fund series, and Seven Hundred Fifty Million (750,000,000) shares of The

                  Riverfront U.S. Government Securities Money Market Fund series, are hereby designated as a class of shares called Investor A Shares and One Hundred Twenty-Five Million (125,000,000) shares of each of The Riverfront Ohio Tax-Free Bond Fund series, The Riverfront U.S. Government Income Fund series, The Riverfront Income Equity Fund series, The Riverfront Flexible Growth Fund series, The Riverfront Stock Appreciation Fund series and The Riverfront Large Company Select Fund series, and no shares of The Riverfront U.S. Government Securities Money Market Fund series, are hereby further designated as a class of shares called Investor B shares. The Investor A Shares and Investor B Shares represent interests in the same investment portfolio of each series. Investor A Shares and Investor B Shares shall be subject to all provisions of Article SIXTH hereof relating to the capital stock of the Corporation generally and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, except as follows:

                                                              PRELIMINARY COPY
                                                                         PROXY

                           THE RIVERFRONT FUNDS, INC.
                      THE RIVERFRONT FLEXIBLE GROWTH FUND

       THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY

         The undersigned hereby appoints Walter B. Grimm, James E. White and Charles L. Booth and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of The Riverfront Flexible Growth Fund (the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Friday, December 20, 1996, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.


PROPOSAL 1                 FOR [ ] AGAINST [ ] ABSTAIN [ ]  - Approval of
                           an amendment to the arrangements with respect to the management of the Fund such that The Provident
                           Bank will become the sole manager of the Fund's portfolio.

PROPOSAL 2                 FOR [ ] AGAINST [ ] ABSTAIN [ ]  - Approval of
                           amendments to the Company's Articles of
                           Incorporation to reclassify the currently issued and outstanding shares of the Fund as shares of The Riverfront Balanced Fund.

         The Shares represented by this Proxy will be voted upon the proposals listed above in accordance with the instruction given by the Shareholder, but if no instruction is given, this Proxy will be voted FOR the proposals and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated November 22, 1996, and the Proxy Statement attached thereto.

                                             Dated _________________________


                                             -------------------------------
                                               (Signature of Shareholder)

                                             -------------------------------
                                               (Signature of Shareholder)


NOTE:  Please sign legibly and exactly as name appears on this card.

         If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

***      Please mark, sign, date and return the proxy card promptly using the enclosed envelope.  ***